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                                                                    EXHIBIT 99.1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of common stock of Prime Group Realty Trust, and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements.

                           EXECUTED as of this 6th day of December, 2002.

                                      Northland Capital Partners L.P.
                                      By: Northland Capital Investors, LLC,
                                           its General Partner


                                      By: /s/ Lawrence R. Gottesdiener
                                          --------------------------------------
                                          Lawrence R. Gottesdiener, Manager


                                      Northland Capital Investors, LLC,


                                      By: /s/ Lawrence R. Gottesdiener
                                          --------------------------------------
                                          Lawrence R. Gottesdiener, Manager


                                      NCP, LLC


                                      By: /s/ Lawrence R. Gottesdiener
                                          --------------------------------------
                                          Lawrence R. Gottesdiener, Member


                                      /s/ Lawrence R. Gottesdiener
                                      ------------------------------------------
                                      Lawrence R. Gottesdiener


                                      /s/ Robert S. Gatof
                                      ------------------------------------------
                                      Robert S. Gatof


                                      /s/ David M. Frieze
                                      ------------------------------------------
                                      David M. Frieze

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